UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K/A
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):April 1, 2021

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd. Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This current report on Form 8-K/A is filed as an amendment to the current report on Form 8-K of Investar Holding Corporation (“Investar”) filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2021 (the “Initial Report”) relating to Investar’s acquisition (“Acquisition”) of Cheaha Financial Group, Inc. (“Cheaha”). This current report is filed to provide, and amends the Initial Report to include, financial statements and pro forma financial information for the Acquisition that are described in parts (a) and (b) of Item 9.01 below. Except as otherwise provided in the Form 8-K/A, the Initial Report remains unchanged.

Item  9.01. Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

(1)      The audited consolidated financial statements of Cheaha as of December 31, 2020 and for the fiscal year ended December 31, 2020 are filed herewith as Exhibit 99.2 hereto.

(2)      The unaudited consolidated financial statements of Cheaha as of and for the three month period ended March 31, 2021 are filed herewith as Exhibit 99.3 hereto.

(b)    Pro forma financial information.

The unaudited pro forma condensed financial information for Investar as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020, giving effect to the acquisition of Cheaha, is attached hereto as Exhibit 99.4 and incorporated herein by reference. The unaudited pro forma condensed financial information is presented for informational purposes only and does not purport to represent what Investar’s results of operations for financial position would have been had the transactions reflected occurred on the dates indicated or to project Investar’s financial position as of any future date or Investar’s results of operations for any future period.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated January 21, 2021, by and among Investar Holding Corporation, Cheaha Financial Group, Inc. and High Point Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to Investar Holding Corporation's Current Report on Form 8-K filed on January 25, 2021)*
23.1	Consent of Warren Averett, LLC.
99.1	Press release dated April 1, 2021 (incorporated by reference to Exhibit 99.1 to Investar Holding Corporation's Current Report on Form 8-K files on April 1, 2021).
99.2	Audited financial statements for Cheaha Financial Group, Inc. as of and for the fiscal year ended December 31, 2020 and the accompanying notes thereto.
99.3	Unaudited consolidated financial statements of Cheaha Financial Group, Inc. as of and for the three months ended March 31, 2021.
99.4	Unaudited pro forma condensed financial information as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020, and the accompanying notes thereto.
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL.

*The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

June 10, 2021	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer